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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

            Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Westech Capital Corp. (the "COMPANY") hereby certifies:

            (i) that the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "REPORT") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (ii) that the information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

            A signed original of this written statement required by Section 9.06 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 12, 2003
                                                         /s/ JOHN J. GORMAN
                                                         -----------------------
                                                         John J. Gorman
                                                         Chief Executive Officer



                           CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

            Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Westech Capital Corp. (the "COMPANY") hereby certifies:

            (i) that the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "REPORT") fully complies with the requirements of Section 13(a) or 15
                        (d) of the Securities Exchange Act of 1934; and

            (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

            A signed original of this written statement required by Section 9.06 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 12, 2003
                                                         /s/ KURT J. RECHNER
                                                         -----------------------
                                                         Kurt J. Rechner
                                                         Chief Financial Officer



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